                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  --------------------------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 26, 1998




                             POST PROPERTIES, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Georgia                             1-12080                               58-1550675
----------------------------------   ---------------------------        ----------------------------------
(State or other jurisdiction of        (Commission File Number)          (IRS Employer Identification No.)
      incorporation)



   3350 Cumberland Circle, Atlanta, Georgia                         30339
-------------------------------------------------               -------------
   (Address of principal executive offices)                       (Zip Code)



                                 (770) 850-4400
                             -----------------------
              (Registrant's telephone number, including area code)






                        The Exhibit Index is at page 4.


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Item 5.           Other Events


       The Registrant is filing this Current Report on Form 8-K so as to amend certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 3,500,000 shares of its Common Stock (the "Shares")(plus an over-allotment option granted to the underwriters to purchase up to an additional 500,000 shares of Common Stock).

Item 7.           Financial Statements and Exhibits



         (c)      Exhibits.

Exhibit No.    Description
-----------    -----------
    5    --    Opinion of King & Spalding regarding validity of the Shares
   23    --    Consent of King & Spalding (included in Exhibit 5)

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     POST PROPERTIES, INC.
                                     (Registrant)


Date:   March 3, 1998                By: /s/ John T. Glover
                                         ------------------
                                         John T. Glover
                                         President


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                                 EXHIBIT INDEX


Exhibit No.    Description                                                           Page
-----------    -----------                                                           ----

    5    --    Opinion of King & Spalding regarding validity of the Shares
   23    --    Consent of King & Spalding (included in Exhibit 5)

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